BRAZOS MUTUAL FUNDS
     BRAZOS SMALL CAP GROWTH AND REAL ESTATE SECURITIES PORTFOLIOS
                     (CLASSES A, B AND II SHARES)
           Supplement to the Prospectus dated August 1, 1999


         The text under the column heading "Principal Investment Techniques" under the question "WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS, STRATEGIES AND TECHNIQUES?" with respect to the Brazos Small Cap Growth Portfolio on page 2 of the Prospectus should be replaced in its entirety with the following:

          invests primarily by active trading in common stocks and securities convertible into common stocks that demonstrate the potential for capital appreciation, issued by companies with market capitalizations of (a) $1.8 billion or lower or
          (b) companies represented in the Russell 2000 Index.

         The first sentence in footnote (2) under the question "WHAT ARE THE PORTFOLIOS' EXPENSES?" on page 4 of the Prospectus should be replaced in its entirety with the following:

               Purchases of Class A shares over $1 million will be subject to a contingent deferred sales charge (CDSC) on redemptions made within one year or two years of purchase.

         The sentence under the sub-heading "INVESTMENTS OF $1 MILLION OR MORE" in the section entitled "CALCULATION OF SALES CHARGES" on page 7 of the Prospectus should be replaced in its entirety with the following:

               Class A shares are available with no front-end sales charge. However, a 1% CDSC is charged on shares you sell within one year of purchase and a 0.50% CDSC is charged on shares you sell after the first year and within the second year after purchase.

         The second and third sentences under the sub-heading "DIVIDENDS" in the section entitled "TAX, DIVIDEND AND ACCOUNT POLICIES" on page 13 of the Prospectus should be replaced in its entirety with the following:

               Income dividends and capital gains distributions, if any, of the Small Cap Growth Portfolio and capital gains distributions, if any, of the Real Estate Securities Portfolio will be paid at least annually. Income dividends, if any, of the Real Estate Securities Portfolio will be paid at least quarterly.

         The parenthetical "(up to 10%)" under the section entitled "MORE INFORMATION ABOUT THE PORTFOLIOS--INVESTMENT STRATEGIES" on page 15 of the Prospectus relating to repurchase agreements which the Brazos Small Cap Growth Portfolio and the Brazos Real Estate Securities Portfolio can invest in should be deleted in its entirety.

         The definition of "Small companies" under the section entitled "MORE INFORMATION ABOUT THE PORTFOLIOS--GLOSSARY--INVESTMENT TERMINOLOGY" on page 16 of the Prospectus should be replaced in its entirety with the following:

               SMALL    COMPANIES    are    companies    with   market
          capitalizations   of  (a)  $1.8  billion  or  lower  or  (b)
          companies represented in the Russell 2000 Index.

         The first sentence in the definition of "Small market capitalization" under the section entitled "MORE INFORMATION ABOUT THE PORTFOLIOS--GLOSSARY-- RISK TERMINOLOGY" on page 17 of the Prospectus should be replaced in its entirety with the following:

               SMALL MARKET CAPITALIZATION: Companies with smaller market capitalizations ($1.8 billion or lower, or capitalization of companies represented in the Russell 2000 Index) tend to be at the early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management.





Dated: October 22, 1999

                          BRAZOS MUTUAL FUNDS
     BRAZOS SMALL CAP GROWTH AND REAL ESTATE SECURITIES PORTFOLIOS
                     (CLASSES A, B AND II SHARES)
Supplement to the Statement of Additional Information dated August 1, 1999

         The first sentence under the section entitled "INVESTMENT OBJECTIVES AND POLICIES--INVESTMENT IN SMALL, UNSEASONED COMPANIES" on page B-8 of the Statement of Additional Information should be replaced in its entirety with the following:

               As described in the Prospectus, the Brazos Small Cap Growth Portfolio will invest, and Brazos Real Estate Securities Portfolio may invest, in the securities of small companies with market capitalizations of (a) $1.8 billion or lower or (b) companies represented in the Russell 2000 Index.

         The second paragraph under the section entitled "EXCHANGE PRIVILEGE" on page B-46 of the Statement of Additional Information should be replaced in its entirety with the following:

               If a shareholder acquires Class A shares through an exchange from another Portfolio or fund distributed by SACS where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to any CDSC, as described in the Prospectus, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether a CDSC is applicable upon a redemption of any of such shares.

         The first sentence under the section entitled "DIVIDENDS, DISTRIBUTIONS AND TAXES--DIVIDENDS AND DISTRIBUTIONS" on page B-51 should be replaced in its entirety with the following:

               Dividends from net investment income, if any, with respect to each Portfolio of the Trust (other than the Brazos Real Estate Securities Portfolio), and the excess of net realized long-term capital gains over net capital losses ("capital gain distributions"), if any, will be distributed at least annually to the registered holders of such Portfolios. Dividends from net investment income, if any, with respect to the Brazos Real Estate Securities Portfolio will be distributed at least quarterly to the registered holders of such Portfolio.


Dated: October 22, 1999